                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report (date of earliest
                       event reported):  August 28, 2000

                                JFAX.COM, Inc.
            (Exact name of Registrant as specified in its charter)

Delaware                      0-25965                51-0371142
(State of                   (Commission          (I.R.S. Employer
incorporation)                Number)             Identification No.)


                                 JFAX.COM, Inc.
                        d.b.a. JFAX Communications, Inc.
                              6922 Hollywood Blvd.
                                   Suite 900
                         Los Angeles, California  90028
                    (Address of principal executive offices)

                                 (323) 860-9200
              (Registrant's telephone number, including area code)



                 (Former Address, if changed since last report)

Item 5.  Other Events.

On August 28, 2000, JFAX.COM, Inc. ("JFAX") filed with the Securities and Exchange Commission ("SEC") a registration statement on Form S-4 (Registration No. 333-44676). The registration statement contains (i) certain information regarding JFAX's pending merger with eFax.com, (ii) Consolidated Financial Statements as of December 31, 1999 and for the year then ended, and related Notes to such Consolidated Financial Statements, of eFax.com (iii) Condensed Consolidated Financial Statements as of June 30, 2000 and for the six months then ended, and related Notes to such Condensed Consolidated Financial Statements, of eFax.com, and (iv) Unaudited Pro Forma Condensed Combining Financial Statements for the year ended December 31, 1999, as of June 30, 2000 and for the six months then ended, in each case for JFAX and eFax.com after giving effect to their proposed merger. This information and these financial statements are incorporated herein by reference for the purpose of further incorporation by reference into certain filings by JFAX with the SEC under the Securities Act of 1933, as amended.

                                                            Page No. Reference to
                                                            S-4 Registration
Information Incorporated by Reference                       Statement No. 333-44676
--------------------------------------                      -----------------------

   Description of the Merger and the Merger Agreement         74 through 109
   and Related Agreements

   eFax.com Consolidated Financial Statements as of           D-40 through D-60
   December 31, 1999 and for the year then ended and
   related Notes to such Consolidated Financial
   Statements

   eFax.com Condensed Consolidated Financial Statements       D-67 through D-77
   as of June 30, 2000 and for the six months then ended
   and related Notes to such Condensed Consolidated
   Financial Statements

   Unaudited Pro Forma Condensed Combining Financial          176 through 180, 182
   Statements for the year ended December 31, 1999,
   as of June 30, 2000 and for the six months then
   ended and related Notes to such Unaudited Pro
   Forma Condensed Combining Financial Statements

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

Item 7. Financial Statements and Exhibits

(c) Exhibits

23.1  Consent of KPMG LLP

23.2  Consent of Deloitte & Touche LLP

99.1  Description of the Merger and the Merger Agreement and Related Agreements*

99.2 eFax.com Consolidated Financial Statements as of December 31, 1999 and for the year then ended and related Notes to such Consolidated Financial Statements*

99.3 eFax.com Condensed Consolidated Financial Statements as of June 30, 2000 and for the six months then ended and related Notes to such Condensed Consolidated Financial Statements*

99.4 Unaudited Pro Forma Condensed Combining Financial Statements for the year ended December 31, 1999, as of June 30, 2000 and for the six months then ended and related Notes to such Unaudited Pro Forma Condensed Combining Financial Statements*

-------------------------------------------------------------------------------
* Incorporated by reference to JFAX's Registration Statement on Form S-4 filed with the SEC on August 28, 2000, Registration No. 333-44676.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated:  September 13, 2000


                         JFAX.COM, Inc.
                         (Registrant)


                         By:  /s/ Nicholas V. Morosoff
                              ---------------------------
                              Nicholas V. Morosoff
                              Secretary and General Counsel


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